Certain Relationships and Related Transactions (Details Narrative) - USD ($) $ in Millions		12 Months Ended
	Apr. 22, 2014	Dec. 31, 2020
Related Party Transactions [Abstract]
Forgiveness of debt		$ 1.6
Converted debt amount		$ 4.6
Converted shares (in Shares)		1,549,882
License agreement description	we entered into an agreement with RDOC (the “2014 Amendment”) to, among other things, amend the 2013 License Agreement to halve the royalty payable by us to RDOC to 2.5% for the whole of 2014, (ii) cancel approximately $1.3 million in debt owed by us to RDOC, (iii) reimburse us for certain legal expenses, and (iv) cancel RDOC’s right to appoint one member of our Board of Directors.
Gross revenue percentage		50.00%